EXHIBIT 24.1

                            SPECIAL POWER OF ATTORNEY

         The undersigned constitutes and appoints Christopher S. Alexander and Jonathon E. Killmer and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 12, 2002




                                                 /s/ GEORGE R. WALLNER
                                                 -------------------------------
                                                     George R. Wallner

State of Arizona

County of  Maricopa

         On this 12th day of February, 2002, before me, the undersigned Notary Public, personally appeared George R. Wallner, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                 /s/ DOUGLAS J. REICH
                                                 -------------------------------
                                                     Douglas J. Reich
                                                     Notary Public


My commission expires:  10/20/2004

                            SPECIAL POWER OF ATTORNEY

         The undersigned constitutes and appoints Christopher S. Alexander and Jonathon E. Killmer and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 12, 2002

                                                 /s/ WILLIAM KEIPER
                                                 -------------------------------
                                                     William Keiper

State of Arizona

County of  Maricopa

         On this 12th day of February, 2002, before me, the undersigned Notary Public, personally appeared William Keiper, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                 /s/ DOUGLAS J. REICH
                                                 -------------------------------
                                                     Douglas J. Reich
                                                     Notary Public

My commission expires:  10/20/2004

                            SPECIAL POWER OF ATTORNEY

         The undersigned constitutes and appoints Christopher S. Alexander and Jonathon E. Killmer and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED:   February 12, 2002




                                                 /s/ JOCK PATTON
                                                 -------------------------------
                                                     Jock Patton

State of Arizona

County of  Maricopa

         On this 12th day of February, 2002, before me, the undersigned Notary Public, personally appeared Jock Patton, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                 /s/ DOUGLAS J. REICH
                                                 -------------------------------
                                                     Douglas J. Reich
                                                     Notary Public

My commission expires:  10/20/2004

                            SPECIAL POWER OF ATTORNEY

         The undersigned constitutes and appoints Christopher S. Alexander and Jonathon E. Killmer and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED:   February 12, 2002




                                                 /s/ ALBERT A. IRATO
                                                 -------------------------------
                                                     Albert A. Irato

State of Arizona

County of  Maricopa

         On this 12th day of February, 2002, before me, the undersigned Notary Public, personally appeared Albert A. Irato, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                 /s/ DOUGLAS J. REICH
                                                 -------------------------------
                                                     Douglas J. Reich
                                                     Notary Public

My commission expires:  10/20/2004

                            SPECIAL POWER OF ATTORNEY

         The undersigned constitutes and appoints Christopher S. Alexander and Jonathon E. Killmer and each of them, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED:   February 12, 2002




                                                 /s/ JANE EVANS
                                                 -------------------------------
                                                     Jane Evans

State of Arizona

County of  Maricopa

         On this 12th day of February, 2002, before me, the undersigned Notary Public, personally appeared Jane Evans, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                 /s/ DOUGLAS J. REICH
                                                 -------------------------------
                                                     Douglas J. Reich
                                                     Notary Public

My commission expires:  10/20/2004

                            SPECIAL POWER OF ATTORNEY

         The undersigned constitutes and appoints Christopher S. Alexander and Jonathon E. Killmer and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED:   February 12, 2002




                                                 /s/ DANIEL DIETHELM
                                                 -------------------------------
                                                     Daniel Diethelm

State of Arizona

County of  Maricopa

         On this 12th day of February, 2002, before me, the undersigned Notary Public, personally appeared Daniel Diethelm, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                 /s/ DOUGLAS J. REICH
                                                 -------------------------------
                                                     Douglas J. Reich
                                                     Notary Public

My commission expires:  10/20/2004